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                                                                    Exhibit 99.1



           Pursuant to Rule 13d-1(k)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.


May 21, 1999                        VIACOM INTERNATIONAL


                                    By:   /s/ Michael D. Fricklas
                                          --------------------------------
                                          Name:   Michael D. Fricklas
                                          Title:  Senior Vice President


                                    VIACOM INC.


                                    By:   /s/ Michael D. Fricklas
                                          --------------------------------
                                          Name:   Michael D. Fricklas
                                          Title:  Senior Vice President,
                                                  General Counsel and Secretary


                                    By:   /s/            *
                                          --------------------------------
                                          Name:   Sumner M. Redstone
                                          Title:  Individually


By:  /s/ Philippe P. Dauman
     --------------------------------
     Philippe P. Dauman
     Attorney-in-Fact under the
     Limited Power of Attorney
     filed as Exhibit 99.2 to the
     Statement, Amendment No. 11